Commercial Aerospace Industry Assets and Commitments	12 Months Ended
Dec. 31, 2017
Other Commitments [Abstract]
Commercial Aerospace Industry Assets and Commitments
NOTE 5: COMMERCIAL AEROSPACE INDUSTRY ASSETS AND COMMITMENTS
We have receivables and other financing assets with commercial aerospace industry customers totaling $9,477 million and $7,222 million at December 31, 2017 and 2016, respectively. These include customer financing assets related to commercial aerospace industry customers, consisting of products under lease of $1,913 million and $939 million, and notes and leases receivable of $652 million and $497 million, at December 31, 2017 and 2016, respectively.
Aircraft financing commitments, in the form of debt or lease financing, are provided to commercial aerospace customers. The extent to which the financing commitments will be utilized is not currently known, since customers may be able to obtain more favorable terms from other financing sources. We may also arrange for third-party investors to assume a portion of these commitments. If financing commitments are exercised, debt financing is generally secured by assets with fair market values equal to or exceeding the financed amounts consistent with market terms and conditions. We may also lease aircraft and subsequently sublease the aircraft to customers under long-term non-cancelable operating leases. Our financing commitments with customers are contingent upon maintenance of certain levels of financial condition by the customers.
We have also made residual value and other guarantees related to various commercial aerospace customer financing arrangements. The estimated fair market values of the guaranteed assets equal or exceed the value of the related guarantees, net of existing reserves. We have residual value and other guarantees of $336 million as of December 31, 2017. Refer to Note 17 to the Consolidated Financial Statements for additional discussion on guarantees.
We also have other contractual commitments, including commitments to secure certain contractual rights to provide product on new aircraft platforms, which are included in "Other commercial aerospace commitments" in the table below. Payments made on these contractual commitments are included within other intangible assets and are to be amortized over the term of underlying economic benefit. Our commercial aerospace financing and other contractual commitments as of December 31, 2017 were approximately $15.3 billion. We have entered into certain collaboration arrangements, which may include participation by our collaboration partners in these commitments.
The following is the expected maturity of commercial aerospace industry assets and commitments as of December 31, 2017:

(dollars in millions)	Committed	2018	2019	2020	2021	2022	Thereafter
Notes and leases receivable	$652	$211	$56	$79	$38	$35	$233
Commercial aerospace financing commitments	$4,012	$371	$678	$636	$891	$783	$653
Other commercial aerospace commitments	11,270	910	840	684	735	645	7,456
Collaboration partners' share	(5,109)	(374)	(402)	(396)	(525)	(491)	(2,921)
Total commercial commitments	$10,173	$907	$1,116	$924	$1,101	$937	$5,188

In connection with our 2012 agreement to acquire Rolls-Royce's ownership and collaboration interests in IAE, additional payments are due to Rolls-Royce contingent upon each hour flown through June 2027 by the V2500-powered aircraft in service as of the acquisition date. These flight hour payments, included in "Other commercial aerospace commitments" in the table above, are being capitalized as collaboration intangible assets.
We have long-term aftermarket maintenance contracts with commercial aerospace industry customers for which revenue is recognized in proportion to actual costs incurred relative to total expected costs to be incurred over the respective contract periods. Billings, however, are typically based on factors such as engine flight hours. The timing differences between the billings and the maintenance costs incurred generates both unbilled receivables and deferred revenues. Unbilled receivables under these long-term aftermarket contracts totaled $1,109 million and $1,169 million at December 31, 2017 and 2016, respectively, and are included in "Accounts receivable" and "Other assets" in the accompanying Consolidated Balance Sheet. Deferred revenues generated totaled $5,048 million and $4,288 million at December 31, 2017 and 2016, respectively, and are included in "Accrued liabilities" and "Other long-term liabilities" in the accompanying Consolidated Balance Sheet.
Reserves related to aerospace receivables and financing assets were $175 million and $173 million at December 31, 2017 and 2016, respectively. Reserves related to financing commitments and guarantees were $23 million and $36 million at December 31, 2017 and 2016, respectively.
In addition, in connection with the 2012 Goodrich acquisition, we recorded assumed liabilities of approximately $2.2 billion related to customer contractual obligations on certain OEM development programs where the expected costs exceeded the expected revenue under contract. These liabilities are being liquidated in accordance with the underlying economic pattern of obligations, as reflected by the net cash outflows incurred on the OEM contracts. Total consumption of the contractual obligations for the years ended December 31, 2017 and 2016 was approximately $217 million and $213 million, respectively. The balance of the contractual obligations at December 31, 2017 was $986 million, with future consumption expected to be as follows: $257 million in 2018, $229 million in 2019, $150 million in 2020, $84 million in 2021, $37 million in 2022 and $229 million thereafter.